SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 3, 1998



                      SAVANNAH ELECTRIC AND POWER COMPANY
             (Exact name of registrant as specified in its charter)


       Georgia                      1-5072               58-0418070
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)           File Number)        Identification No.)


600  Bay Street, East, Savannah, Georgia                 31401
     (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (912)    232-7171



                                       N/A
         (Former name or former address, if changed since last report.)


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2

Item 5.         Other Events.
                On December 3, 1998, Savannah Electric and Power Company (the "Company") and Savannah Electric Capital Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 1,600,000 6.85% Trust Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-46171 and 333-46171-01) of the Company and the Trust. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                (c) Exhibits.

                  1 Underwriting Agreement, dated December 3, 1998, among the Company, the Trust and Salomon Smith Barney and The Robinson-Humphrey Company, LLC for themselves and as representatives of the other underwriters named in
                           Schedule I thereto.

                  4.3 Subordinated Note Indenture between the Company and The Bank of New York, as Trustee

                  4.4 First Supplemental Indenture dated as of December 9, 1998, providing for the issuance of the Company's Series A 6.85% Junior Subordinated Notes due December 31, 2028.

                  4.7 Amended and Restated Trust Agreement of Savannah Electric Capital Trust I.

                  4.8 Form of Preferred Security of Savannah Electric Capital Trust I (included in Exhibit 4.7 above).

                  4.10 Form of Series A 6.85% Junior Subordinated Note (included in Exhibit 4.4 above).

                  4.11 Guarantee Agreement relating to Savannah Electric Capital Trust I.

                  4.12 Agreement as to Expenses and Liabilities relating to Savannah Electric Capital Trust I (included in
                           Exhibit 4.7 above).

                  23.2     Consent of Bouhan, Williams & Levy LLP.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 9, 1998               SAVANNAH ELECTRIC AND POWER COMPANY



                                         By /s/Wayne Boston
                                                Wayne Boston
                                             Assistant Secretary